Conformed Copy




                               UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 20549


                                  FORM 8K

                                CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                             March 6, 1998
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                  Date of Report (Date of earliest event reported)


                       NEW PARADIGM SOFTWARE CORP.
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          (Exact name of registrant as specified in its charter)


              New York                        0-26336         13-3725764
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     (State or other jurisdiction            (Commission     (IRS Employer
             of incorporation)               File Number) Identification No.)

630 Third Avenue, New York, New York			10017
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(Address of principal executive offices)              (Zip Code)



Registrant's telephone number, including area code          (212)-557-0933
                                                           ---------------

INFORMATION TO BE INCLUDED IN THE REPORT


Item 5.      Other Events.
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	Registrant's press release dated March 6, 1998 is filed
herewith as exhibit 20 and is incorporated herein by reference.

Item 7. 	Financial Statements and Exhibits.
---------	------------------------------------------

	(c)	Exhibits.
		---------

		20.	Press release of Registrant dated March 6, 1998.

SIGNATURE
------------------



	Pursuant to the requirements of the Securities Exchange
Act of 1934, as amended, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     NEW PARADIGM SOFTWARE CORP.
                                     ------------------------------
                                     (Registrant)


                                     By  /s/  Matthew Fludgate
                                     -------------------------
                                     Matthew Fludgate
                                     Vice President
                                     and Secretary

Date:	March 13, 1998


EXHIBIT INDEX


                                                        Sequentially
Exhibit                                                 Numbered Page
---------                                               ---------------

   20.  Press release of Registrant dated                      4
        March 6, 1998

         NEW PARADIGM ANNOUNCES INTERNET ADVERTISING JOINT VENTURE

NEW YORK, New York, March 6, 1998 - New Paradigm (NASDAQ Bulletin Board: NPSC) today announced that its New Paradigm Inter-Link subsidiary has agreed to enter into a "joint venture" with three New York advertising agencies:
Biederman, Kelly & Shaffer Inc., Advertising; Emmerling Post Advertising Inc., and Warren Kremer/CMP Advertising Inc.

The joint venture will take the form of a new corporation known as Future Paradigm, and will provide Website creation, Internet and e-commerce applications, Internet hosting, and Internet media buying services. The three agencies, who collectively report in excess of $150,000,000 in annual billings, intend to direct their Internet-related business to Future Paradigm and will have an equity interest therein.
New Paradigm owns 51% of Future Paradigm.

"This joint venture allows BK&S to enhance our concept and execution resources and provide total measurement capabilities", said John Kelly, BK&S CEO, "We can now provide cutting edge Internet execution of this rapidly evolving technology and artform."

Peter Post, President of Emmerling Post said, "Every one of our clients is using the Internet to grow their business, and New Paradigm's incredible knowledge of this technology will enhance our ability to provide them with expert advice and access to the latest technologies at a very attractive cost".

"Future Paradigm allows us to offer our clients a professional and experienced Internet team as part of the integrated communications strategy which we prepare for them", said Peter Warren, President of Warren Kremer.

"Each of these agencies has significant clients who can benefit from New Paradigm's Internet expertise" said Mark Blundell, New Paradigm CEO. "This joint venture will expand our potential client-base. It marks the first stage in our intended transition from a pure project-based Internet company into an Advertising and Communications company able to utilize Internet technology to maximize the sales and marketing objectives of our customers".

This press release may contain statements relating to future results of the Company (including certain projections and business trends) that are "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those projected as a result of certain risks and uncertainties, including but not limited to those described in the Company's Post-Effective Amendment No. 2 on form S-3 to the Registration Statement on Form SB-2 (registration no. 33-92988NY). Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. The Company does not undertake any obligation to release publicly any revisions to these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.